UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21488

Cohen & Steers Global Infrastructure Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2011

Item 1. Reports to Stockholders.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2011. The net asset values (NAV) per share at that date were $13.53, $13.51, $13.49 and $13.56 for Class A, Class B, Class C and Class I shares, respectively.

The total returns, including income and change in NAV, for the Fund and its comparative benchmarks were:

Six Months Ended June 30, 2011
Cohen & Steers Global Infrastructure Fund—Class A	5.68%
Cohen & Steers Global Infrastructure Fund—Class B	5.34%
Cohen & Steers Global Infrastructure Fund—Class C	5.27%
Cohen & Steers Global Infrastructure Fund—Class I	5.86%
UBS Global 50/50 Infrastructure & Utilities Index—Net[a]	5.37%
S&P 500 Index[a]	6.02%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com. Performance quoted does not reflect the deduction of the maximum 4.5% initial sales charge on Class A shares or the 5% and 1% maximum contingent deferred sales charge on Class B and Class C shares, respectively. If such charges were included, returns would have been lower.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of non-U.S. holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry to deter investors from arbitraging funds with a large percentage of non-U.S. holdings. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark index, which does not use fair value pricing. An investor cannot invest directly in an index.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized a  The UBS Global 50/50 Infrastructure & Utilities Index tracks the performance of global infrastructure-related securities, split evenly between utilities and infrastructure and is net of dividend withholding taxes. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

gains. Distributions in excess of the Fund's investment company taxable income and realized gains are a return of capital distributed from the Fund's assets.

Investment Review

Global equity markets, including infrastructure, got off to a strong start in 2011 amid optimism that global economic expansion would continue. Macroeconomic factors and geopolitical events soon presented challenges, however. Turbulence in North Africa and the Middle East drove oil prices above $100 a barrel in the first quarter, while the events in Japan roiled financial markets in general and the listed infrastructure universe in particular. (Japanese infrastructure companies accounted for about 18% of the UBS Global 50/50 Infrastructure & Utilities Index.)

Markets weakened in the second quarter amid persistent concerns about the peripheral Europe debt crisis, continued unrest in North Africa and the Middle East and the lingering aftermath of the Fukushima nuclear meltdown. Investors moved into less-risky assets, which benefited global infrastructure securities.

Most infrastructure sectors advanced

For the six-month period, most sectors advanced, led by gas pipelines (which had a total return of +21.4%b). In February, the group was lifted by news that Williams Companies would spin off its exploration & production division in order to concentrate on its midstream and pipeline businesses. The move was viewed as a means of creating shareholder value, and Williams' stock rose 26% in the first quarter. In the second quarter, El Paso Corp., another pipeline company, announced its intention to do the same. In addition, a takeover battle and bidding war developed for pipeline operator Southern Union (which is not in the index).

Some defensive sectors struggled

Toll roads (+10.3%) advanced amid economic expansion and increased traffic in the first quarter, but struggled in the second. In a reminder of the risks of regulation, China's government said it will review, and possibly reduce, expressway tolls as a means of combatting inflation. Electric utilities (–0.5%) faced headwinds created by the Fukushima disaster. Utilities in Japan had particularly steep declines, as a victim compensation plan may be shouldered by all Japanese electric utilities. Germany's decision to immediately suspend operations at seven older nuclear plants, with a goal of phasing out all nuclear-generated power in the country by 2022, also hurt the sector.

Airports (+10.4%) benefited from the economic expansion and increased traffic in the first quarter. Somewhat counter-intuitively for a cyclical sector, they also outperformed in the second quarter, with European and Australian airports doing particularly well. The railways sector (–6.6%), which consists entirely of Japanese companies within

b  Sector returns are in local currencies as measured by the UBS Global 50/50 Infrastructure & Utilities Index.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

the index, had a steep decline, a reflection of the expected slowdown in passenger traffic as a result of the earthquake, tsunami and nuclear disaster.

Fund performance

The Fund had a positive total return in the period. Class A and Class I shares outperformed the benchmark while Class B and Class C shares slightly underperformed. Our stock selection in the towers and satellites sector (+2.3% in the index) was the biggest contributor to relative return. We were overweight two continental European satellite companies that were seen as safe havens, and did not own a UK company whose core business margins are declining. Our overweight in gas pipelines was also beneficial. We continue to believe the market has yet to fully appreciate the value of both pipeline assets in the ground as well as significant expansion opportunities—acquisition activity during the period supports our view.

Stock selection in the toll roads and gas distribution sectors (+6.8%) detracted from relative return. Within toll roads, we were overweight two Chinese companies that declined on the announcement that the government may lower tolls to combat inflation. Our underweight in certain southern European electric utilities that rallied was also detrimental. And we owned a Japanese railway that faces significant short-term challenges, but that we believe offers long-term value.

Investment Outlook

The global recovery will continue to support infrastructure fundamentals in both emerging and developed economies, in our view, including increases in energy demand, trade activity and traffic on roads and railways. Although regulatory risk remains a concern, governments generally acknowledge the need to encourage private infrastructure investment by allowing attractive rates of return. We also expect to see an increase in acquisitions, as companies put their strengthened balance sheets to use and fiscally strained governments continue to sell infrastructure assets.

With a peaking of many leading economic indicators in developed regions, we have increased portfolio weightings in the more defensive subsectors, including regulated utilities, and lowered our weightings in the more economically sensitive subsectors, such as transportation infrastructure. Regionally, we remain most cautious on Europe, as we believe the austerity measures needed to reduce deficits are likely to have a long-lasting impact on economic growth.

With respect to Japan, we believe that recent events will have a material negative effect on the country's medium-term economic growth outlook, but that investment opportunities will exist in cases where valuations overshoot relative to our fundamental views. We further believe that nuclear power will remain an important source of electricity globally, although regulatory and safety-related cost increases are likely and scrutiny over new plant development and license extensions will persist.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

ROBERT S. BECKER	BEN MORTON

Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Performance Review (Unaudited)

Average Annual Total Returns—For the Periods Ended June 30, 2011

	Class A Shares	Class B Shares	Class C Shares	Class I Shares
1 Year (with sales charge)	18.71%[a]	18.54%[b]	22.49%[d]	—
1 Year (without sales charge)	24.30%	23.54%	23.49%	24.83%
5 Years (with sales charge)	2.92%[a]	2.84%[c]	3.19%	—
5 Years (without sales charge)	3.87%	3.19%	3.19%	4.24%
Since Inception[e] (with sales charge)	7.17%[a]	7.14%	7.25%	—
Since Inception[e] (without sales charge)	7.86%	7.14%	7.25%	8.23%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month-end can be obtained by visiting our Web site at cohenandsteers.com. The performance table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During the periods presented above, the advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The annual gross and net expense ratios, respectively, for each class of shares as disclosed in the May 1, 2011 prospectuses were as follows: Class A—1.74% and 1.50%; Class B—2.39% and 2.15%; Class C—2.39% and 2.15%; and Class I—1.39% and 1.15%. Through April 30, 2012, the advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred to the extent necessary to maintain the Fund's annual operating expenses at 1.50% for Class A shares, 2.15% for Class B, 2.15% for Class C shares and 1.15% for Class I shares.

a  Reflects a 4.50% front-end sales charge.

b  Reflects a contingent deferred sales charge of 5%.

c  Reflects a contingent deferred sales charge of 2%.

d  Reflects a contingent deferred sales charge of 1%.

e  Inception date of May 3, 2004.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2011—June 30, 2011.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period[a] January 1, 2011– June 30, 2011
Class A
Actual (5.68% return)	$1,000.00	$1,056.80	$7.65
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.36	$7.50
Class B
Actual (5.34% return)	$1,000.00	$1,053.40	$10.95
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.13	$10.74
Class C
Actual (5.27% return)	$1,000.00	$1,052.70	$10.94
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.13	$10.74
Class I
Actual (5.86% return)	$1,000.00	$1,058.60	$5.87
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.09	$5.76

a  Expenses are equal to the Fund's Class A, Class B, Class C and Class I annualized expense ratio of 1.50%, 2.15%, 2.15% and 1.15%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). If the Fund had borne all of its expenses that were assumed by the advisor, the annualized expense ratios would have been 1.58%, 2.23%, 2.23% and 1.23%, respectively.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

JUNE 30, 2011

Top Ten Holdings
(Unaudited)

Security	Value	% of Net Assets
American Tower Corp.	$6,516,341	6.4%
East Japan Railway Co.	4,031,863	4.0
GDF Suez	3,873,641	3.8
Transurban Group	3,864,971	3.8
Crown Castle International Corp.	3,756,759	3.7
SES SA	3,611,669	3.6
Eutelsat Communications	3,297,751	3.3
E.ON AG	2,882,232	2.8
Atlantia S.p.A.	2,571,487	2.5
Vinci SA	2,561,193	2.5

Country Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2011 (Unaudited)

		Number of Shares	Value
COMMON STOCK	98.9%
AUSTRALIA	7.8%
ENERGY—INTEGRATED OIL & GAS	0.9%
Origin Energy Ltd.[a]		51,948	$883,258
INDUSTRIALS	6.1%
AIRPORT SERVICES	1.6%
Australian Infrastructure Fund[a]		113,300	234,170
MAp Group[a]		392,050	1,407,858
			1,642,028
HIGHWAYS & RAILTRACKS	3.8%
Transurban Group[a]		688,073	3,864,972
RAILROADS	0.7%
QR National Ltd[a,b]		193,400	703,820
TOTAL INDUSTRIALS			6,210,820
UTILITIES	0.8%
ELECTRIC UTILITIES	0.4%
Spark Infrastructure Group, 144Aa,c		262,118	364,132
MULTI UTILITIES	0.4%
AGL Energy Ltd.[a]		26,600	418,698
TOTAL UTILITIES			782,830
TOTAL AUSTRALIA			7,876,908
BRAZIL	2.3%
INDUSTRIALS
HIGHWAYS & RAILTRACKS	1.8%
CCR SA		60,332	1,795,676
RAILROADS	0.5%
All America Latina Logistica[a]		67,400	567,047
			2,362,723

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Number of Shares	Value
CANADA	4.2%
ENERGY—OIL & GAS STORAGE & TRANSPORTATION
Enbridge		69,242	$2,251,469
TransCanada Corp.		46,225	2,029,788
			4,281,257
FRANCE	10.6%
CONSUMER DISCRETIONARY—CABLE & SATELLITE	3.3%
Eutelsat Communications[a]		73,250	3,297,751
INDUSTRIALS—CONSTRUCTION & ENGINEERING	2.5%
Vinci SAa		39,908	2,561,193
UTILITIES—MULTI UTILITIES	4.8%
GDF Suez[a]		105,989	3,873,641
Suez Environnement SAa		51,100	1,018,327
			4,891,968
TOTAL FRANCE			10,750,912
GERMANY	4.1%
INDUSTRIALS—AIRPORT SERVICES	1.2%
Fraport AGa		15,530	1,247,816
UTILITIES—ELECTRIC UTILITIES	2.9%
E.ON AGa		101,400	2,882,232
TOTAL GERMANY			4,130,048
HONG KONG	4.5%
INDUSTRIALS—HIGHWAYS & RAILTRACKS	0.6%
Shenzhen Expressway Co., Ltd.[a]		535,320	302,619
Yuexiu Transport Infrastructure Ltd.[a]		600,600	306,550
			609,169
UTILITIES	3.9%
ELECTRIC UTILITIES	2.5%
Cheung Kong Infrastructure Holdings Ltd.[a]		70,000	363,285
CLP Holdings Ltd.[a]		150,500	1,336,065
Power Assets Holdings Ltd.[a]		103,800	782,725
			2,482,075

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Number of Shares	Value
GAS UTILITIES	0.7%
Enn Energy Holdings Ltd.[a]		214,929	$732,900
Hong Kong and China Gas Co., Ltd.[a]		51	116
			733,016
WATER UTILITIES	0.7%
China Water Affairs Group Ltd.[a]		1,310,100	473,970
Guangdong Investment Ltd.[a]		499,600	268,751
			742,721
TOTAL UTILITIES			3,957,812
TOTAL HONG KONG			4,566,981
ITALY	4.5%
INDUSTRIALS—HIGHWAYS & RAILTRACKS	2.6%
Atlantia S.p.A.[a]		120,759	2,571,487
UTILITIES	1.9%
ELECTRIC UTILITIES	0.8%
Terna Rete Elettrica Nazionale S.p.A.[a]		166,800	775,544
GAS UTILITIES	1.1%
Snam Rete Gas S.p.A.[a]		195,963	1,159,906
TOTAL UTILITIES			1,935,450
TOTAL ITALY			4,506,937
JAPAN	10.7%
INDUSTRIALS—RAILROADS	8.4%
Central Japan Railway Co.[a]		242	1,902,433
East Japan Railway Co.[a]		70,400	4,031,863
West Japan Railway Co.[a]		65,400	2,553,149
			8,487,445
UTILITIES	2.3%
ELECTRIC UTILITIES	0.9%
Chubu Electric Power Co.[a]		47,000	917,850

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Number of Shares	Value
GAS UTILITIES	1.4%
Osaka Gas Co.[a]		91,700	$347,829
Tokyo Gas Co.[a]		236,300	1,066,506
			1,414,335
TOTAL UTILITIES			2,332,185
TOTAL JAPAN			10,819,630
LUXEMBOURG	3.6%
CONSUMER DISCRETIONARY—CABLE & SATELLITE
SES SAa		128,567	3,611,669
MEXICO	0.3%
INDUSTRIALS—HIGHWAYS & RAILTRACKS
OHL Mexico SAB de CVb		170,050	342,032
NETHERLANDS	2.3%
INDUSTRIALS—MARINE PORTS & SERVICES
Koninklijke Vopak NVa		48,433	2,371,958
NEW ZEALAND	0.2%
INDUSTRIALS—AIRPORT SERVICES
Auckland International Airport Ltd.[a]		132,505	244,662
PORTUGAL	0.9%
INDUSTRIALS—HIGHWAYS & RAILTRACKS
Brisa Auto-Estradas de Portugal SAa		142,400	868,800
SPAIN	3.3%
INDUSTRIALS
CONSTRUCTION & ENGINEERING	1.0%
Ferrovial SAa		80,814	1,021,128
HIGHWAYS & RAILTRACKS	2.3%
Abertis Infraestructuras SAa		105,600	2,356,950
			3,378,078
SWITZERLAND	1.3%
INDUSTRIALS—AIRPORT SERVICES
Flughafen Zuerich AGa		2,850	1,301,441

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Number of Shares	Value
UNITED KINGDOM	3.6%
UTILITIES
MULTI UTILITIES	2.5%
National Grid PLC[a]		257,001	$2,529,968
WATER UTILITIES	1.1%
United Utilities Group PLC[a]		113,100	1,087,803
			3,617,771
UNITED STATES	34.7%
ENERGY—OIL & GAS STORAGE & TRANSPORTATION	6.0%
El Paso Corp.		105,400	2,129,080
Enterprise Products Partners LP		7,600	328,396
Golar LNG Partners LP (Marshall Islands)[b]		17,200	490,200
MarkWest Energy Partners LP		7,600	366,624
Tesoro Logistics LPb		18,508	450,670
Williams Cos. (The)		76,205	2,305,201
			6,070,171
MATERIALS—FERTILIZER & AGRICULTURAL CHEMICALS	0.5%
CVR Partners LPb		21,603	485,203
TELECOMMUNICATION SERVICES— WIRELESS TELECOMMUNICATION SERVICES	10.1%
American Tower Corp.[b]		124,524	6,516,341
Crown Castle International Corp.[b]		92,100	3,756,759
			10,273,100
UTILITIES	18.1%
ELECTRIC UTILITIES	10.0%
American Electric Power Co.		53,600	2,019,648
Edison International		32,700	1,267,125
ITC Holdings Corp.		7,000	502,390
NextEra Energy		38,915	2,236,056
PPL Corp.		56,372	1,568,833
Southern Co.		61,672	2,490,315
			10,084,367

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Number of Shares	Value
GAS UTILITIES	0.9%
Northwest Natural Gas Co.		11,200	$505,456
Questar Corp.		24,454	433,080
			938,536
MULTI UTILITIES	6.2%
CenterPoint Energy		68,250	1,320,637
PG&E Corp.		43,530	1,829,566
Public Service Enterprise Group		31,800	1,037,952
Sempra Energy		19,800	1,047,024
Wisconsin Energy Corp.		34,436	1,079,569
			6,314,748
WATER UTILITIES	1.0%
American Water Works Co.		33,712	992,819
TOTAL UTILITIES			18,330,470
TOTAL UNITED STATES			35,158,944
TOTAL COMMON STOCK (Identified cost—$86,808,725)			100,190,751
SHORT-TERM INVESTMENTS	0.8%
MONEY MARKET FUNDS
BlackRock Liquidity Funds: FedFund, 0.01%[d]		250,000	250,000
Federated Government Obligations Fund, 0.01%[d]		550,000	550,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$800,000)			800,000
TOTAL INVESTMENTS (Identified cost—$87,608,725)	99.7%		100,990,751
OTHER ASSETS IN EXCESS OF LIABILITIES	0.3		312,908
NET ASSETS	100.0%		$101,303,659

Note: Percentages indicated are based on the net assets of the Fund.

a  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair value securities represent 57.3% of the net assets of the Fund.

b  Non-income producing security.

c  Resale is restricted to qualified institutional investors. Aggregate holdings equal 0.4% of net assets of the Fund, of which 0.0% is illiquid.

d  Rate quoted represents the seven day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2011 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$87,608,725)	$100,990,751
Cash	88,759
Foreign currency, at value (Identified cost—$39,423)	39,613
Receivable for:
Dividends	384,391
Investment securities sold	381,566
Fund shares sold	326,835
Other assets	934
Total Assets	102,212,849
LIABILITIES:
Payable for:
Dividends declared	419,980
Fund shares redeemed	152,158
Investment advisory fees	87,349
Investment securities purchased	65,977
Administration fees	1,645
Distribution fees	1,494
Shareholder servicing fees	536
Other liabilities	180,051
Total Liabilities	909,190
NET ASSETS	$101,303,659
NET ASSETS consist of:
Paid-in capital	$101,798,870
Accumulated undistributed net investment income	13,090
Accumulated net realized loss	(13,891,325)
Net unrealized appreciation	13,383,024
$101,303,659

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

June 30, 2011 (Unaudited)

CLASS A SHARES:
NET ASSETS	$41,497,322
Shares issued and outstanding ($0.001 par value common stock outstanding)	3,067,591
Net asset value and redemption price per share	$13.53
Maximum offering price per share ($13.53 ÷ 0.955)[a]	$14.17
CLASS B SHARES:
NET ASSETS	$2,312,420
Shares issued and outstanding ($0.001 par value common stock outstanding)	171,176
Net asset value and offering price per share[b]	$13.51
CLASS C SHARES:
NET ASSETS	$20,459,523
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,516,306
Net asset value and offering price per share[b]	$13.49
CLASS I SHARES:
NET ASSETS	$37,034,394
Shares issued and outstanding ($0.001 par value common stock outstanding)	2,732,040
Net asset value, offering and redemption price per share	$13.56

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge which varies with the length of time shares are held.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2011 (Unaudited)

Investment Income:
Dividend income (net of $164,142 of foreign withholding tax)	$1,780,757
Expenses:
Investment advisory fees	362,598
Distribution fees—Class A	52,391
Distribution fees—Class B	10,228
Distribution fees—Class C	77,712
Shareholder servicing fees—Class A	20,956
Shareholder servicing fees—Class B	3,409
Shareholder servicing fees—Class C	25,904
Custodian fees and expenses	64,047
Administration fees	52,920
Registration and filing fees	32,410
Transfer agent fees and expenses	29,497
Professional fees	28,809
Shareholder reporting expenses	8,761
Directors' fees and expenses	3,981
Line of credit fees	1,837
Miscellaneous	9,884
Total Expenses	785,344
Reduction of Expenses (See Note 2)	(38,721)
Net Expenses	746,623
Net Investment Income	1,034,134
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	238,496
Foreign currency transactions	(9,552)
Net realized gain	228,944
Net change in unrealized appreciation on:
Investments	4,058,548
Foreign currency translations	(189)
Net change in unrealized appreciation	4,058,359
Net realized and unrealized gain	4,287,303
Net Increase in Net Assets Resulting from Operations	$5,321,437

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2011	For the Year Ended December 31, 2010
Change in Net Assets:
From Operations:
Net investment income	$1,034,134	$1,624,375
Net realized gain (loss)	228,944	(1,192,970)
Net change in unrealized appreciation	4,058,359	3,461,450
Net increase in net assets resulting from operations	5,321,437	3,892,855
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(411,630)	(1,074,204)
Class B	(13,529)	(52,195)
Class C	(135,934)	(369,087)
Class I	(429,678)	(568,815)
Tax return of capital:
Class A	—	(29,348)
Class B	—	(2,056)
Class C	—	(13,118)
Class I	—	(8,286)
Total dividends and distributions to shareholders	(990,771)	(2,117,109)
Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	1,888,853	(1,052,815)
Total increase in net assets	6,219,519	722,931
Net Assets:
Beginning of period	95,084,140	94,361,209
End of period[a]	$101,303,659	$95,084,140

a  Includes accumulated undistributed net investment income and dividends in excess of net investment income of $13,090 and $30,273, respectively.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Six Months Ended	For Year Ended December 31,
Per Share Operating Performance:	June 30, 2011	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.93	$12.59	$10.68	$17.47	$16.60	$15.25
Income from investment operations:
Net investment income	0.13 [a]	0.22 [a]	0.22 [a]	0.38 [a]	0.18 [a]	0.39
Net realized and unrealized gain (loss)	0.61	0.42	1.91	(6.77)	3.75	2.54
Total from investment operations	0.74	0.64	2.13	(6.39)	3.93	2.93
Less dividends and distributions to shareholders from:
Net investment income	(0.14)	(0.29)	(0.22)	(0.40)	(0.17)	(0.39)
Net realized gain	—	—	—	—	(2.90)	(1.19)
Tax return of capital	—	(0.01)	(0.00)[b]	(0.00)[b]	—	(0.00)[b]
Total dividends and distributions to shareholders	(0.14)	(0.30)	(0.22)	(0.40)	(3.07)	(1.58)
Redemption fees retained by the Fund	0.00 [b]	0.00 [b]	0.00 [b]	0.00 [b]	0.01	0.00 [b]
Net increase (decrease) in net asset value	0.60	0.34	1.91	(6.79)	0.87	1.35
Net asset value, end of period	$13.53	$12.93	$12.59	$10.68	$17.47	$16.60
Total investment return[c]	5.68%[d]	5.25%	20.24%	–36.94%	23.84%	19.43%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$41.5	$41.7	$54.7	$32.0	$43.4	$47.0
Ratio of expenses to average daily net assets (before expense reduction)	1.58%[e,f]	1.74%[f]	1.90%[f]	1.84%	1.64%	1.54%
Ratio of expenses to average daily net assets (net of expense reduction)	1.50%[e,f]	1.50%[f]	1.50%[f]	1.50%	1.50%	1.50%
Ratio of net investment income to average daily net assets (before expense reduction)	2.03%[e,f]	1.58%[f]	1.61%	2.40%	0.85%	2.05%
Ratio of net investment income to average daily net assets (net of expense reduction)	2.11%[e,f]	1.82%[f]	2.00%	2.74%	0.99%	2.08%
Portfolio turnover rate	43%[d]	79%	98%	211%	102%	56%

a  Calculation based on average shares outstanding.

b  Amount is less than $0.005.

c  Does not reflect sales charges, which would reduce return.

d  Not annualized.

e  Annualized.

f  Reflects Fund level ratio for non-class specific expenses plus class specific expenses.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class B
	For the Six Months Ended	For Year Ended December 31,
Per Share Operating Performance:	June 30, 2011	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.90	$12.55	$10.64	$17.39	$16.54	$15.19
Income from investment operations:
Net investment income	0.08 [a]	0.14 [a]	0.15 [a]	0.29 [a]	0.06 [a]	0.28
Net realized and unrealized gain (loss)	0.61	0.42	1.89	(6.73)	3.74	2.54
Total from investment operations	0.69	0.56	2.04	(6.44)	3.80	2.82
Less dividends and distributions to shareholders from:
Net investment income	(0.08)	(0.20)	(0.13)	(0.31)	(0.06)	(0.28)
Net realized gain	—	—	—	—	(2.90)	(1.19)
Tax return of capital	—	(0.01)	(0.00)[b]	(0.00)[b]	—	(0.00)[b]
Total dividends and distributions to shareholders	(0.08)	(0.21)	(0.13)	(0.31)	(2.96)	(1.47)
Redemption fees retained by the Fund	0.00 [b]	0.00 [b]	0.00 [b]	0.00 [b]	0.01	0.00 [b]
Net increase (decrease) in net asset value	0.61	0.35	1.91	(6.75)	0.85	1.35
Net asset value, end of period	$13.51	$12.90	$12.55	$10.64	$17.39	$16.54
Total investment return[c]	5.34%[d]	4.57%	19.41%	–37.35%	23.14%	18.66%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2.3	$3.1	$4.5	$6.2	$12.0	$8.9
Ratio of expenses to average daily net assets (before expense reduction)	2.23%[e,f]	2.39%[f]	2.55%[f]	2.46%	2.29%	2.14%
Ratio of expenses to average daily net assets (net of expense reduction)	2.15%[e,f]	2.15%[f]	2.15%[f]	2.15%	2.15%	2.14%
Ratio of net investment income to average daily net assets (before expense reduction)	1.18%[e,f]	0.89%[f]	1.02%	1.74%	0.21%	1.35%
Ratio of net investment income to average daily net assets (net of expense reduction)	1.26%[e,f]	1.13%[f]	1.44%	2.05%	0.34%	1.35%
Portfolio turnover rate	43%[d]	79%	98%	211%	102%	56%

a  Calculation based on average shares outstanding.

b  Amount is less than $0.005.

c  Does not reflect sales charges, which would reduce return.

d  Not annualized.

e  Annualized.

f  Reflects Fund level ratio for non-class specific expenses plus class specific expenses.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class C
	For the Six Months Ended	For Year Ended December 31,
Per Share Operating Performance:	June 30, 2011	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.90	$12.55	$10.65	$17.40	$16.55	$15.20
Income from investment operations:
Net investment income	0.09 [a]	0.14 [a]	0.15 [a]	0.29 [a]	0.06 [a]	0.28
Net realized and unrealized gain (loss)	0.59	0.43	1.89	(6.74)	3.74	2.54
Total from investment operations	0.68	0.57	2.04	(6.45)	3.80	2.82
Less dividends and distributions to shareholders from:
Net investment income	(0.09)	(0.21)	(0.14)	(0.30)	(0.06)	(0.28)
Net realized gain	—	—	—	—	(2.90)	(1.19)
Tax return of capital	—	(0.01)	(0.00)[b]	(0.00)[b]	—	(0.00)[b]
Total dividends and distributions to shareholders	(0.09)	(0.22)	(0.14)	(0.30)	(2.96)	(1.47)
Redemption fees retained by the Fund	0.00 [b]	0.00 [b]	0.00 [b]	0.00 [b]	0.01	0.00 [b]
Net increase (decrease) in net asset value	0.59	0.35	1.90	(6.75)	0.85	1.35
Net asset value, end of period	$13.49	$12.90	$12.55	$10.65	$17.40	$16.55
Total investment return[c]	5.27%[d]	4.63%	19.43%	–37.35%	23.04%	18.70%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$20.5	$21.6	$25.8	$22.1	$36.6	$30.8
Ratio of expenses to average daily net assets (before expense reduction)	2.23%[e,f]	2.39%[f]	2.55%[f]	2.47%	2.28%	2.19%
Ratio of expenses to average daily net assets (net of expense reduction)	2.15%[e,f]	2.15%[f]	2.15%[f]	2.15%	2.15%	2.15%
Ratio of net investment income to average daily net assets (before expense reduction)	1.36%[e,f]	0.93%[f]	1.00%	1.72%	0.20%	1.35%
Ratio of net investment income to average daily net assets (net of expense reduction)	1.44%[e,f]	1.17%[f]	1.40%	2.04%	0.33%	1.39%
Portfolio turnover rate	43%[d]	79%	98%	211%	102%	56%

a  Calculation based on average shares outstanding.

b  Amount is less than $0.005.

c  Does not reflect sales charges, which would reduce return.

d  Not annualized.

e  Annualized.

f  Reflects Fund level ratio for non-class specific expenses plus class specific expenses.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class I
	For the Six Months Ended	For Year Ended December 31,
Per Share Operating Performance:	June 30, 2011	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.96	$12.62	$10.70	$17.51	$16.63	$15.26
Income from investment operations:
Net investment income	0.18 [a]	0.30 [a]	0.26 [a]	0.36 [a]	0.25 [a]	0.43
Net realized and unrealized gain (loss)	0.58	0.38	1.91	(6.72)	3.76	2.56
Total from investment operations	0.76	0.68	2.17	(6.36)	4.01	2.99
Less dividends and distributions to shareholders from:
Net investment income	(0.16)	(0.33)	(0.25)	(0.45)	(0.24)	(0.43)
Net realized gain	—	—	—	—	(2.90)	(1.19)
Tax return of capital	—	(0.01)	(0.00)[b]	(0.00)[b]	—	(0.00)[b]
Total dividends and distributions to shareholders	(0.16)	(0.34)	(0.25)	(0.45)	(3.14)	(1.62)
Redemption fees retained by the Fund	0.00 [b]	0.00 [b]	0.00 [b]	0.00 [b]	0.01	0.00 [b]
Net increase (decrease) in net asset value	0.60	0.34	1.92	(6.81)	0.88	1.37
Net asset value, end of period	$13.56	$12.96	$12.62	$10.70	$17.51	$16.63
Total investment return	5.86%[c]	5.65%	20.64%	–36.73%	24.36%	19.81%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$37.0	$28.7	$9.4	$5.8	$1.5	$2.9
Ratio of expenses to average daily net assets (before expense reduction)	1.23%[d,e]	1.39%[e]	1.55%[e]	1.69%	1.31%	1.14%
Ratio of expenses to average daily net assets (net of expense reduction)	1.15%[d,e]	1.15%[e]	1.15%[e]	1.15%	1.15%	1.14%
Ratio of net investment income to average daily net assets (before expense reduction)	2.64%[d,e]	2.16%[e]	2.02%	2.24%	1.20%	2.36%
Ratio of net investment income to average daily net assets (net of expense reduction)	2.72%[d,e]	2.40%[e]	2.42%	2.77%	1.36%	2.36%
Portfolio turnover rate	43%[c]	79%	98%	211%	102%	56%

a  Calculation based on average shares outstanding.

b  Amount is less than $0.005.

c  Not annualized.

d  Annualized.

e  Reflects Fund level ratio for non-class specific expenses.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers Global Infrastructure Fund, Inc. (the Fund), was incorporated under the laws of the State of Maryland on January 13, 2004 and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is total return. The authorized shares of the Fund are divided into four classes designated Class A, B, C and I shares. Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares). Class B shares automatically convert to Class A shares at the end of the month which precedes the eighth anniversary of the purchase date.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the advisor) to be over-the-counter, are valued at the official closing prices as reported by sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the advisor, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities.

Securities for which market prices are unavailable, or securities for which the advisor determines that the bid and/or asked price or a counterparty valuation does not reflect market value, will be valued at fair value

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

When foreign fair value pricing procedures are utilized, securities are categorized as Level 2. The utilization of these procedures results in transfers between Level 1 and Level 2. 57.3% of net assets of the Fund were fair valued pursuant to foreign fair value pricing procedures approved by the Board of Directors. The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Observable Inputs (Level 3)
Common Stock—Brazil	$2,362,723	$2,362,723	$—	$—
Common Stock—Canada	4,281,257	4,281,257	—	—
Common Stock—Mexico	342,032	342,032	—	—
Common Stock—United States	35,158,944	35,158,944	—	—
Common Stock—Other Countries	58,045,795	—	58,045,795	—
Money Market Funds	800,000	—	800,000	—
Total Investments	$100,990,751	$42,144,956	$58,845,795	$—

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have them paid in cash. Distributions paid by the Fund are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Gains realized by the Fund on the sale of securities in certain non-U.S. markets are subject to non-U.S. taxes. The Fund records a liability based on any unrealized gains on securities held in these markets in order to estimate the potential non-U.S. taxes due upon the sale of these securities. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions where it trades for all open tax years and has concluded that as of June 30, 2011, no additional provisions for income tax would be required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory and Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund up to and including $1.5 billion and 0.65% of the average daily net assets above $1.5 billion.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

For the six months ended June 30, 2011 and through April 30, 2012, the advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred to the extent necessary to maintain the Fund's operating expenses at 1.50% for Class A shares, 2.15% for Class B shares and Class C shares and 1.15% for Class I shares.

Under subadvisory agreements between the advisor and each of Cohen & Steers Asia Limited, Cohen & Steers UK Limited and Cohen & Steers Europe S.A. (collectively the subadvisors), affiliates of the advisor, the subadvisors are responsible for managing the Fund's investments in certain non-U.S. securities. For their services provided under the subadvisory agreement, the advisor (not the Fund) pays the subadvisors. The advisor allocates 50% of the advisory fee received from the Fund among itself and each subadvisor based on the portion of the Fund's average assets managed by the advisor and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.02% of the Fund's average daily net assets. For the six months ended June 30, 2011, the Fund paid the advisor $9,669 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the advisor. The Fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to the Class A shares and up to 0.75% of the average daily net assets attributable to the Class B and Class C shares.

For the six months ended June 30, 2011, the Fund has been advised that the distributor received $7,121 in sales commissions from the sale of Class A shares and that the distributor also received $196 and $294 of contingent deferred sales charges relating to redemptions of Class B and Class C shares, respectively. The distributor has advised the Fund that proceeds from the contingent deferred sales charges on Class B and Class C shares are paid to the distributor and are used by the distributor to defray its expenses related to providing distribution related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes and interest and other financing costs associated with these classes.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net asset value of the Fund's Class A shares and up to 0.25% of the average daily net asset value of the Fund's Class B and Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the advisor. The Fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $779 from the Fund for the six months ended June 30, 2011.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2011, totaled $43,787,200 and $41,510,800 respectively.

Note 4. Income Tax Information

As of June 30, 2011, the federal tax cost and net unrealized appreciation on securities were as follows:

Cost for federal income tax purposes	$87,608,725
Gross unrealized appreciation	$16,316,460
Gross unrealized depreciation	(2,934,434)
Net unrealized appreciation	$13,382,026

As of December 31, 2010, the Fund had a net capital loss carryforward of $11,605,537, of which $4,893,130 will expire on December 31, 2016, $4,314,050 will expire on December 31, 2017 and $2,398,357 will expire on December 31, 2018. This carryforward may be used to offset future capital gains to the extent provided by regulations. The Regulated Investment Company Modernization Act of 2010 (the "Act") requires that capital loss carryforwards incurred after the effective date of the Act be used before those previously incurred, thereby increasing the chances that all or a portion of these losses will not be able to be utilized prior to their expiration.

Note 5. Capital Stock

The Fund is authorized to issue 200 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Six Months Ended June 30, 2011		For the Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
CLASS A:
Sold	399,114	$5,365,917	1,463,870	$18,078,423
Issued as reinvestment of dividends and distributions	18,107	244,993	52,461	625,301
Redeemed	(575,764)	(7,665,474)	(2,634,570)	(32,926,120)
Redemption fees retained by the Fund[a]	—	607	—	3,634
Net decrease	(158,543)	$(2,053,957)	(1,118,239)	$(14,218,762)

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

	For the Six Months Ended June 30, 2011		For the Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
CLASS B:
Sold	33	$423	2,162	$26,724
Issued as reinvestment of dividends and distributions	519	7,015	2,009	23,973
Redeemed	(68,425)	(914,662)	(126,143)	(1,550,432)
Redemption fees retained by the Fund[a]	—	43	—	233
Net decrease	(67,873)	$(907,181)	(121,972)	$(1,499,502)
CLASS C:
Sold	78,855	$1,037,940	210,090	$2,617,626
Issued as reinvestment of dividends and distributions	5,181	69,885	16,892	202,191
Redeemed	(239,770)	(3,170,996)	(607,696)	(7,458,583)
Redemption fees retained by the Fund[a]	—	302	—	1,524
Net decrease	(155,734)	$(2,062,869)	(380,714)	$(4,637,242)
CLASS I:
Sold	1,037,923	$13,820,376	1,949,722	$25,100,501
Issued as reinvestment of dividends and distributions	18,356	248,899	29,490	355,255
Redeemed	(541,464)	(7,156,816)	(504,440)	(6,154,051)
Redemption fees retained by the Fund[a]	—	401	—	986
Net increase	514,815	$6,912,860	1,474,772	$19,302,691

a  A 2% redemption fee may be charged on shares sold within 60 days of the time of purchase. Redemption fees are paid directly to the Fund. Effective March 1, 2011, the Fund no longer charges redemption fees.

Note 6. Borrowings

The Fund, in conjunction with other Cohen & Steers funds, is a party to a $200,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

operations agent, and the lenders identified in the credit agreement, which expires January 27, 2012. The Fund pays a commitment fee of 0.125% per annum on its proportionate share of the unused portion of the credit agreement. (For the period January 1, 2011 through January 28, 2011, the commitment fee was 0.15%).

During the six months ended June 30, 2011, the Fund did not borrow under the credit agreement.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. Subsequent Events

Events and transactions occurring after June 30, 2011 and through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements and no additional disclosure is required.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess could be a tax free return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment advisory and subadvisory agreements (the "Advisory Agreements"), or interested persons of any such party ("Independent Directors"), has the responsibility under the 1940 Act to approve the Fund's Advisory Agreements for their initial two year term and their continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a telephone meeting held on June 14, 2011 and at a meeting held in person on June 21-22, 2011, the Advisory Agreements were discussed and were unanimously continued for a term ending June 30, 2012 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Advisory Agreements, the Board of Directors reviewed materials provided by the Fund's investment advisor (the "Investment Advisor") and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds ("Peer Funds") and performance comparisons to a larger category universe, prepared by an independent data provider; summary information prepared by the Investment Advisor; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services provided by the Investment Advisor and the Subadvisors: The Board of Directors reviewed the services that the Investment Advisor and the sub-investment advisors (the "Subadvisors") provide to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and, for the Investment Advisor, generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor and the Subadvisors to other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors next considered the education, background and experience of the Investment Advisor's and Subadvisors' personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund has had, and would likely continue to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Advisor's and Subadvisors' ability to attract qualified and experienced personnel. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor and Subadvisors are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Advisor and the Subadvisors: The Board of Directors considered the investment performance of the Fund versus Peer Funds and compared to a relevant linked benchmark. The Board of Directors noted that the Fund underperformed the medians of the Peer Funds for the one-, three- and five-year periods ended March 31, 2011. The Board of Directors also noted that the Fund had outperformed its linked benchmark for the one-, three- and five-year periods. The Board of Directors noted that the Fund's investment strategy changed to global infrastructure from utilities effective April 1, 2008. The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors and detractors to the Fund's performance during the periods and discussed the variance in the composition of the holdings of the Fund and Peer Funds. The Board of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance and the Investment Advisor's experience in managing other infrastructure funds. The Board of Directors determined to closely monitor the Fund's performance and requested that the Investment Advisor provide updates for this purpose.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: Next, the Board of Directors considered the advisory fees and administrative fees payable by the Fund, as well as the Fund's expense ratio. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted that actual management fees and the contractual management fees were lower than the medians of the Peer Funds and the net expense ratio was slightly higher than the peer group median. The Board of Directors noted that the Fund has a breakpoint of 10 basis points on assets over $1.5 billion; however, as a result of asset size, the reduced fee is not currently applicable. The Board of Directors considered that the Investment Advisor continues to waive its fees and reimburse expenses to limit overall operating expenses of the Fund. The Board of Directors then considered the administrative services provided by the Investment

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Advisor, including compliance and accounting services, and further noted that the Fund pays an administration fee to the Investment Advisor. The Board of Directors concluded that the Fund's expense structure is satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor's profits and whether the profits were reasonable for the Investment Advisor. Since the Subadvisors are paid by the Investment Advisor and not by the Fund and are subsidiaries of the Investment Advisor, and the Board of Directors considered the profitability of the Investment Advisor as a whole, the Board of Directors did not consider the Subadvisors' separate profitability to be relevant to their considerations. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreements, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Advisor receives by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees received by the Investment Advisor under the Administration Agreement, and noted the significant services received, such as compliance, accounting and operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services were beneficial to the Fund. The Board of Directors noted that because of the Fund's small size, the operating expenses continue to be subsidized, and the Fund is not yet profitable. The Board of Directors concluded that the profits realized by the Investment Advisor from its relationship with the Fund were reasonable and consistent with fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that the Fund's advisory fee schedule contains a breakpoint of 10 basis points once the Fund's assets reach $1.5 billion. The Board of Directors considered the Fund's asset size and determined that there were not at this time significant economies of scale that were not being shared with shareholders.

(v) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Advisory Agreements to those under other investment advisory contracts of other investment advisers managing Peer Funds. The Board of Directors also considered the services rendered, fees paid and profitability under the Advisory Agreements to the Investment Advisor's other advisory contracts with institutional and other clients with similar investment mandates, including subadvised mutual funds and proprietary funds. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreements were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don't share

For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share

For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share

For our affiliates to market to you—	No	We don't share

For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Europe SA, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds, and Cohen & Steers Open and Closed-End Funds (collectively, "Cohen & Steers").

What we do
How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.

Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies • Cohen & Steers does not share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS
GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS
INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
EMERGING MARKETS REAL ESTATE FUND

  •  Designed for investors seeking total return, investing primarily in emerging market real estate securities

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS
GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS
DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS
GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Robert S. Becker
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance Officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021
(800) 437-9912

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class A—CSUAX
Class B—CSUBX
Class C—CSUCX
Class I— CSUIX

Web site: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Global Infrastructure Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

eDelivery NOW AVAILABLE

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COHEN & STEERS

GLOBAL INFRASTRUCTURE FUND

280 PARK AVENUE

NEW YORK, NY 10017

SEMIANNUAL REPORT

June 30, 2011

CSUAXSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS GLOBAL INFRASTRUCUTURE FUND, INC.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer

Date: August 31, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: August 31, 2011